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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                 January 4, 2001
                Date of Report (Date of earliest event reported)

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                       PAN PACIFIC RETAIL PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

          MARYLAND                     001-13243                33-0752457
(State or other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)

   1631-B SOUTH MELROSE DR., VISTA, CA                          92083
 (Address of principal executive offices)                     (Zip Code)


                                 (760) 727-1002
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On January 4, 2001, Pan Pacific Retail Properties, Inc. (the "Company") purchased 1.0 million shares of its common stock from Revenue Properties (U.S.), Inc., a wholly owned subsidiary of Revenue Properties Company Limited (the "Seller") at a price of $20.85 per share. The transaction was financed through a draw under the Company's unsecured line of credit.

         On January 5, 2001, the Company issued a press release regarding the purchase, a copy of which is attached as Exhibit 99.1 hereto.

ITEM 7(c). EXHIBITS.

         Exhibits
         --------

           99.1            Press Release dated January 5, 2001.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Pan Pacific Retail Properties, Inc.


Date:    January 5, 2001                By: /s/ Joseph B. Tyson
                                            ------------------------------------
                                            Name:  Joseph B. Tyson
                                            Title:  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number                        Exhibit Description
--------------                     -------------------------


     99.1               Press release dated January 5, 2001